Exhibit 99.3

	Claim Amount (1)			Distributions & Value Consideration (2)
	Base	Less: Contribution	Net			Pro Rata Share in $
	Claim Amount	to Reorg WMI	Claim Amount	Net Cash	Runoff Notes	of C/S Allocation	LTI Value	Total	LTI Face

Senior Notes Claim
Floating Rate
Prepetition	$1,346,821,851.88	$(13,036,569.11)	$1,333,785,282.76	$1,333,785,282.76	$0.00	$0.00	$0.00	$1,333,785,282.76	$0.00
Post-Petition	48,317,113.57	0.00	48,317,113.57	38,294,447.41	0.00	0.00	3,773,758.92	42,068,206.32	10,022,666.16
	45,294,222.79	0.00	45,294,222.79	0.00	0.00	0.00	0.00	0.00	45,294,222.79
	1,440,433,188.23	(13,036,569.11)	1,427,396,619.12	1,372,079,730.17	0.00	0.00	3,773,758.92	1,375,853,489.09	55,316,888.95
Fixed Rate
Prepetition	$2,785,595,596.11	$(26,963,187.05)	$2,758,632,409.06	$2,758,632,409.06	$0.00	$0.00	$0.00	$2,758,632,409.06	$0.00
Post-Petition	492,736,506.69	0.00	492,736,506.69	389,541,982.23	592,520.00	391,149.00	38,484,682.72	429,010,333.95	102,210,855.46
	3,278,332,102.80	(26,963,187.05)	3,251,368,915.75	3,148,174,391.30	592,520.00	391,149.00	38,484,682.72	3,187,642,743.01	102,210,855.46

Total	4,673,471,068.24	(39,999,756.16)	4,633,471,312.08	4,520,254,121.47	592,520.00	391,149.00	42,258,441.63	4,563,496,232.10	157,527,744.40

Senior Subordinated Notes Claim
Prepetition	1,666,464,969.68	$(35,000,000.00)	1,631,464,969.68	1,603,172,258.58	221,598.00	9,227,879.00	53,843,234.10	1,666,464,969.68	$18,843,234.10
Post-Petition	412,382,798.12	0.00	412,382,798.12	0.00	0.00	0.00	108,523,052.30	108,523,052.30	412,382,798.12
	2,078,847,767.80	(35,000,000.00)	2,043,847,767.80	1,603,172,258.58	221,598.00	9,227,879.00	162,366,286.40	1,774,988,021.98	431,226,032.22

General Unsecured Claims (3)
Prepetition	846,739,274.42	0.00	846,739,274.42	790,877,036.59	1,334,791.00	380,972.00	24,675,271.97	817,268,071.55	$54,146,474.84
Post-Petition	55,803,504.36	0.00	55,803,504.36	0.00	0.00	0.00	0.00	0.00	55,803,504.36
	902,542,778.78	0.00	902,542,778.78	790,877,036.59	1,334,791.00	380,972.00	24,675,271.97	817,268,071.55	109,949,979.20

CCB Guarantees Claims (4)
Prepetition	69,851,847.14	0.00	69,851,847.14	0.00	0.00	0.00	0.00	0.00	$69,851,847.14
Post-Petition	11,949,420.05	0.00	11,949,420.05	0.00	0.00	0.00	0.00	0.00	11,949,420.05
	81,801,267.19	0.00	81,801,267.19	0.00	0.00	0.00	0.00	0.00	81,801,267.19

PIERS Claims (4), (5)	241,423,587.54	0.00	241,423,587.54	0.00	0.00	0.00	0.00	0.00	241,423,587.54

Total	$7,978,086,469.55	$(74,999,756.16)	$7,903,086,713.39	$6,914,303,416.63	$2,148,909.00	$10,000,000.00	$229,300,000.00	$7,155,752,325.63	$1,021,928,610.55

Notes:
(1)	Claim amounts shown net of opt-out elections; total contribution from all Senior Note claimants total $40mm.
(2)	Cash, Runoff Notes and Reorganized Common Stock distributions shown for total class; however, distributions to claimants within the class will vary depending on individual elections.
(3)	Includes claims paid day one and in the the disputed claims reserve.
(4)	Amounts reflect both the preferred and common portions of total claim amounts.
(5)
Despite the PIERS having a prepetition claim of $789 mm, because of their obligation to payover interest at the contract rate (which exceeds the federal judgment rate for all classes except the Senior Floating Rate Notes) their recovery is effectively capped.  As of the Effective date, that cap amount is $241.4mm and will continue to be reduced every month due to the delta between the FJR and contract rate.

	Claim Amount (1)			Distributions & Value Consideration (2)
	Base		Net			Common
	Claim	Less:	Claim		Runoff	Stock
	Amount	Contribution	Amount	Net Cash	Notes	Allocation	LTI Value	Total	LTI Face

Senior Notes Claim
Floating Rate
Prepetition	$1,346.8	$(13.0)	$1,333.8	$1,333.8	$0.0	$0.0	$0.0	$1,333.8	$0.0
Post-Petition	48.3	-	48.3	38.3	-	-	3.8	42.1	10.0
Remaining Post-Petition	45.3	-	45.3	-	-	-	-	-	45.3
	1,440.4	(13.0)	1,427.4	1,372.1	-	-	3.8	1,375.9	55.3
Fixed Rate
Prepetition	2,785.6	(27.0)	2,758.6	2,758.6	-	-	-	2,758.6	-
Post-Petition	492.7	-	492.7	389.5	0.6	0.4	38.5	429.0	102.2
	3,278.3	(27.0)	3,251.4	3,148.2	0.6	0.4	38.5	3,187.6	102.2

Total	4,718.8	(40.0)	4,678.8	4,520.3	0.6	0.4	42.3	4,563.5	157.5

Senior Subordinated Notes Claim
Prepetition	1,666.5	(35.0)	1,631.5	1,603.2	0.2	9.2	53.8	1,666.5	18.8
Post-Petition	412.4	-	412.4	-	-	-	108.5	108.5	412.4
	2,078.8	(35.0)	2,043.8	1,603.2	0.2	9.2	162.4	1,775.0	431.2

General Unsecured Claims (3)
Prepetition	846.7	-	846.7	790.9	1.3	0.4	24.7	817.3	54.1
Post-Petition	55.8	-	55.8	-	-	-	-	-	55.8
	902.5	-	902.5	790.9	1.3	0.4	24.7	817.3	109.9

CCB Guarantees Claims (4)
Prepetition	69.9	-	69.9	-	-	-	-	-	69.9
Post-Petition	11.9	-	11.9	-	-	-	-	-	11.9
	81.8	-	81.8	-	-	-	-	-	81.8

PIERS Claims (4), (5)	241.4	-	241.4	-	-	-	-	-	241.4

Total	$8,023.4	$(75.0)	$7,948.4	$6,914.3	$2.1	$10.0	$229.3	$7,155.8	$1,021.9

Notes:
(1)	Claim amounts shown net of opt-out elections
(2)	Cash, Runoff Notes and Reorganized Common Stock distributions shown for total class; however, distributions to claimants within the class will vary depending on individual elections.
(3)	Includes claims paid day one and in the the disputed claims reserve.
(4)	Amounts reflect both the preferred and common portions of total claim amounts.
(5)
Despite the PIERS having a prepetition claim of $789 mm, because of their obligation to payover interest at the contract rate (which exceeds the federal judgment rate for all classes except the Senior Floating Rate Notes) their recovery is effectively capped.  As of the Effective date, that cap amount is $241.4mm and will continue to be reduced every month due to the delta between the FJR and contract rate.